UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California	92626

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Accountant

      On November 7, 2005, the Audit Committee (the “Audit Committee”) of the Board of Directors of Commerce Energy Group, Inc. (the “Company”) decided to dismiss Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm and on the same day conveyed that decision to E&Y.

      The reports of E&Y on the financial statements of the Company for the years ended July 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended July 31, 2005 and 2004 and through November 7, 2005, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in connection with its reports on the Company’s financial statements for such years.

      No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended July 31, 2005 and 2004 and through November 7, 2005, except as noted below.

      (i) In November 2004, management advised the Audit Committee that in the course of preparing the Company’s financial statements for the year ended July 31, 2004, they noted deficiencies in internal controls over financial reporting relating to the timely reconciliation of energy purchases and related sales. E&Y and management advised the Audit Committee that these internal control deficiencies constituted a material weakness. The material weakness was disclosed in the Company’s Annual Report on Form 10-K for fiscal year ended July 31, 2004, Amendment No. 2 to the Quarterly Report on Form 10-Q/ A for the quarterly period ended January 31, 2004 and Amendment No. 1 to the Quarterly Report on Form 10-Q/ A for the quarterly period ended April 30, 2004, all of which were filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2004. These amended Quarterly Reports restated prior reported results and included additional disclosures in the appropriate period as a result of the above-referenced material weakness.

      (ii) In the course of preparing of financial statements for the quarter ended April 30, 2005, management identified certain deficiencies in the Company’s internal controls over financial reporting related to monitoring operational progress of the strategic realignment of the Company’s customer portfolio in the Pennsylvania electricity market and forecasting the resulting required electricity supply related to the discontinuation of service to certain classes of residential and small commercial customers. In June 2005, E&Y advised the Audit Committee that in their opinion, which the Company concurred, these internal control deficiencies constituted a material weakness and a reportable condition. As a result, E&Y communicated to the Company that the Company’s unaudited condensed consolidated financial statements for the three and six month periods ended January 31, 2005 should be restated. This material weakness was disclosed in Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q/ A for the quarterly period ended January 31, 2005 filed with the SEC on June 14, 2005, Amendment No. 2 to the Company’s Quarterly Report on Form 10-Q/ A for the quarterly period ended January 31, 2005 filed with the SEC on July 12, 2005, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2005 filed with the SEC on June 14, 2005 and in Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q/ A for the quarterly period ended April 30, 2005 filed with the SEC on July 12, 2005.

      (iii) In connection with the preparation of the Company’s consolidated financial statements for the fiscal year ended July 31, 2005, management determined that certain electricity forward physical contracts and financial derivatives designated as cash flow hedges lacked adequate documentation of our method of measurement and testing of hedge effectiveness to meet the cash flow hedge requirements of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (SFAS No. 133). Additionally, management determined that a forward physical contract and several financial derivative contracts had been inappropriately accounted for as normal purchase and normal sale contracts and thereby erroneously accounted for as exempt from hedge accounting under SFAS No. 133. As a result, management determined that the failure to properly document and account for certain of its

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electricity forward physical contracts and financial derivatives in accordance with the requirements of SFAS No. 133 represented deficiencies in the Company’s internal control over financial reporting. Management and E&Y advised the Audit Committee that these deficiencies constituted a material weakness and a reportable condition. The material weakness relating to the Company’s failure to properly document and account for certain of its electricity forward physical contracts and financial derivatives in accordance with the requirements of SFAS No. 133 was disclosed in the Company’s Annual Report on Form 10-K for the year ended July 31, 2005, Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q/ A for the quarterly period ended October 31, 2004, Amendment No. 3 to the Company’s Quarterly Report on Form 10-Q/ A for the quarterly period ended January 31, 2005 and Amendment No. 2 to the Company’s Quarterly Report on Form 10-Q/ A for the quarterly period ended April 30, 2005, all of which were filed with the SEC on October 31, 2005. These amended Quarterly Reports restated prior reported results and included additional disclosures in the appropriate period as a result of the above-referenced material weakness.

      The Company has authorized E&Y to fully respond to any inquiries of its successor independent auditor regarding each of the above-referenced material weaknesses.

      The Company requested that E&Y furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from E&Y addressed to the Securities and Exchange Commission, dated November 14, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of New Independent Accountant

      On November 7, 2005, the Audit Committee appointed Hein & Associates, LLP (“Hein & Associates”) as its independent registered public accounting firm for the year ending July 31, 2006.

      The Company did not consult with Hein & Associates during the years ended July 31, 2005 and 2004, and through November 7, 2005, on any matter described in Item 304 (a) (2) of Regulation S-K which was the subject of any disagreement or any reportable event as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 14, 2005.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
a Delaware corporation

Date: November 14, 2005

By:	/s/ STEVEN S. BOSS

Steven S. Boss
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 14, 2005.